UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2007

INTERNATIONAL RECTIFIER CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-7935	95-1528961
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

233 Kansas Street
El Segundo, California		90245
(Address of principal executive offices)		(Zip Code)

(310) 726-8000

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

International Rectifier Corporation (the “Registrant”) previously reported entering into a Credit Agreement (the “Revolver Agreement”), dated as of November 6, 2006, among the Registrant, certain lenders and JPMorgan Chase Bank, National Association (“JPMorgan”), as Administrative Agent (such lenders and JPMorgan, together, the “Revolver Banks”), providing for, among other things, a revolving credit facility with total commitments in the principal amount of $150,000,000, an Amendment No. 1 to the Revolver Agreement dated May 4, 2007, and an Amendment No. 2 to the Revolver Agreement dated June 27, 2007.

On September 13, 2007, the Registrant and the Revolver Banks entered into Amendment No. 3 to the Revolver Agreement (the “Revolver Amendment”), providing for the Revolver Banks’ agreement that, in light of the ongoing previously disclosed investigation, conducted at the request of the Audit Committee of its Board of Directors by independent investigators hired by outside legal counsel, the Registrant will not be deemed in default in respect of certain representations, warranties, covenants and reporting requirements during a period ending not later than December 31, 2007 (the “Amendment Period’’). In addition, the Revolver Amendment provides that the Revolver Banks shall have no obligation to make any extensions of credit under the Revolver Agreement (other than the renewal of currently outstanding letters of credit in existing amount) until (i)  the Registrant’s investigation has been concluded, (ii) the Revolver Banks have received a report of the results thereof and revised audited consolidated financial statements of the Registrant, reasonably satisfactory to the Revolver Banks, and (iii) no other Default (as defined in the Revolver Agreement) exists.

At September 13, 2007, the Registrant had no borrowings and approximately $4.3 million in letters of credit outstanding under the Revolver Agreement.  As set forth in the Revolver Amendment, the Registrant has agreed to continue to provide cash collateral for any outstanding letters of credit and the Registrant paid an amendment fee to the Revolver Banks.  The Registrant believes it appropriate to have credit facilities available to meet working capital and other needs that may arise over the near term although it currently is not entitled to access those facilities other than renewing the outstanding letters of credit.

The foregoing descriptions are not complete and are qualified in their entirety by reference to the Revolver Amendment which is filed as  Exhibit 99.1  hereto and incorporated herein by this reference.

Cautionary Information Regarding Forward-looking Statements

This Form 8-K includes some “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. The forward-looking statements can be identified by the use of forward-looking terminology such as “anticipate” and “believe.” Such forward-looking statements include, among other things, our statement that the Registrant does not anticipate needs for its credit facilities under its revolving credit line over the near term other than the existing outstanding letters of credit. Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected. Factors that could affect the Registrant’s actual results include unanticipated needs for working capital or credit facilities beyond the Registrant’s current financial resources, the risk that lending conditions under the Revolver Amendment may not be met and the effects of other various risk factors and uncertainties disclosed in the Registrant’s reports filed with the

Securities and Exchange Commission, including its most recent reports (not including financial information) on Forms 8-K, 10-K and 10-Q. Such forward-looking statements speak only as of the date on which they are made, and the Registrant does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 3.01              Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

(a)  On September 17, 2007, the Registrant received a letter from the NYSE Regulation, Inc. (“NYSE”), stating that the company is not in compliance with NYSE Listed Company Manual Section 802.01E because it had not timely filed its Annual Report on Form 10-K for its fiscal year ended June 30, 2007.   A copy of the letter is attached as Exhibit 99.2 and incorporated herein by reference.

On August 31, 2007, the Registrant filed a Notification of Late Filing on Form 12b-25 notifying of the delay in the  Registrant’s Form 10-K and the reasons for the delay.  The Registrant plans to file its Form 10-K for the fiscal year ended June 30, 2007 as promptly as practicable following completion of the matters described in the Form 12b-25.

In furtherance of the procedures outlined in the NYSE’s letter, the Registrant has been in communication with the NYSE to discuss the status of the Form 10-K. Additionally, the Registrant has issued a press release on September 19, 2007 announcing, among other things, the Registrant’s receipt of the letter and intention to cooperate with the procedures outlined to the Registrant in the letter.

Cautionary Information Regarding Forward-looking Statements

This Form 8-K includes some “forward-looking statements” as that term is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, among other things, our statement that the Registrant plans to file its Form 10-K for the fiscal year ended June 30, 2007 as promptly as practicable following completion of the matters described in the Registrant’s Form 12b-25 and intention to cooperate with the procedures outlined by the NYSE in its letter.   There can be no assurance that the Registrant will be able to file the Form 10-K within the time required by the NYSE rule and discretionary extensions, if any. If Registrant cannot timely file within the time required by the NYSE, then the Registrant’s common stock may become delisted from the exchange which, among other things, would adversely affect the ability to trade such shares freely, restrict liquidity in the market for such shares and have a material adverse affect on our stock price.  Forward-looking statements are subject to a number of uncertainties and risks, and actual results may differ materially from those projected. Factors that could affect the Registrant’s actual results include unanticipated delays in the conclusion of the Registrant’s ongoing investigation and the reconstruction and restatement of the Registrant’s financial statements and the effects of other various risk factors and uncertainties disclosed in the Registrant’s reports filed with the

Securities and Exchange Commission, including its most recent reports (not including financial information) on Forms 8-K, 10-K and 10-Q. Such forward-looking statements speak only as of the date on which they are made, and the Registrant does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date hereof.

Item 7.01              Regulation FD Disclosure.

As described in Item 3.01 above, on September 19, 2007, the Registrant has issued a press release describing, among other things, receipt of a letter from the NYSE.  A copy of the Registrant’s press release is attached as Exhibit 99.3 and incorporated herein by reference.

The information in this Item 7.01 of this report on Form 8-K, including Exhibit 99.3, will not be treated as filed for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. This information will not be incorporated by reference into a filing under the Securities Act of 1933, or into another filing under the Exchange Act, unless that filing expressly refers to specific information in this report.  The furnishing of the information in this Item 7.01 of this report is not intended to and does not, constitute a representation that such furnishing is required by Regulation FD or that the information in this Item 7.01 is material investor information that is not otherwise publicly available.

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit Number	Description

99.1

Amendment No. 3, executed and delivered as of September 13, 2007, by and among International Rectifier Corporation, a Delaware corporation (“IRC”), JPMorgan Chase Bank, National Association, as administrative agent, and the other lender parties, with respect to that certain Credit Agreement, dated November 6, 2006, as amended, IRC, the lenders described therein, Bank of America, N.A. as Syndication Agent and HSBC Bank USA, National Association and Deutsche Bank AG New York Branch as Co-Documentation Agents and JPMorgan Chase Bank, National Association, as administrative agent.

99.2	Letter dated September 17, 2007 issued by the NYSE Regulation, Inc.

99.3	Press release dated September 19, 2007 issued by International Rectifier Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INTERNATIONAL RECTIFIER
CORPORATION

Date: September 19, 2007	By	/s/ Donald R. Dancer
Donald R. Dancer,
Chief Executive Officer (acting), Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

99.1

Amendment No. 3, executed and delivered as of September 13, 2007, by and among International Rectifier Corporation, a Delaware corporation (“IRC”), JPMorgan Chase Bank, National Association, as administrative agent, and the other lender parties, with respect to that certain Credit Agreement, dated November 6, 2006, as amended, among IRC, the lenders described therein, Bank of America, N.A. as Syndication Agent and HSBC Bank USA, National Association and Deutsche Bank AG New York Branch as Co-Documentation Agents and JPMorgan Chase Bank, National Association, as administrative agent.

99.2	Letter dated September 17, 2007 issued by the NYSE Regulation, Inc.

99.3	Press release dated September 19, 2007 issued by International Rectifier Corporation.